August 2009 2Q 2009 Presentation Exhibit 99.2

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities,
competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.

PXP
Historical Prices
WTI NYMEX and Forward Curve
Source: Goldman Sachs, NYMEX
NYMEX Oil Price
30
40
50
60
70
80
90
100
110
120
130
140
$150
2006 2007 2008 2009 2010 2011
$   0
10
20
July 31, 2009
30
40
50
60
70
80
90
100
110
120
130
140
$150
$   0
10
20
2012

PXP
PXP Today
•
$5.5 billion enterprise value
(1)
•
292 MMBOE proved reserves
(2)
•
80,750 BOE per day production
(3)
•
2.0+ billion BOE potential reserves
•
122 million shares outstanding
•
43% debt-to-total capitalization
(1) Reflects stock price as of 7/31/09 and total debt.
(2) YE 2008.
(3) Reported average production for 1H 2009.

5 PXP PXP Strategy - "Times Like These" Conservative Financial Strategy Conservative Financial Strategy Aggressive Operational Strategy Aggressive Operational Strategy

PXP
$600
$565
$400
$500
$0
$500
$1,000
$1,500
$2,000
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Financial Strength
Strong Liquidity With No Near Term Debt Maturities
Credit Revolver      Senior Notes - WACC ~ 8.60%
Liquidity and Debt Maturity Profile
Millions
-0-
Balance
$456MM
Cash
(1)
$1.796 Billion
Current
Liquidity
(1)
$1,340
(1) As of 6/30/09 the cash balance is $455.8 million.

PXP
0
120
240
360
480
0
20
40
60
80
2009 Hedge Positions
Based on Estimated 2009 & 2010 Production Volumes
MMbbl/d
80% Protected
(1)
Oil $55 Puts
Nat Gas $10 - $20 Collars
Nat Gas Physical Purchase
(3)
MMcf/d
Oil $55 Puts
Nat Gas $6.12-$8 3 Way Collars
(2)
2009 2010
(1) 2009e and 2010e production represents guidance mid-point.
(2) PXP receives difference between floor of $6.12 less NYMEX up to a maximum of $1.48 per MMBtu. PXP pays if NYMEX >$8.00 ceiling.
(3) Hedge position includes approximately 40 - 45 MMcf/d of natural gas purchased for our California operations.
Nat Gas Physical Purchase
(3)
Total Hedged Position
(3)
for 2009 is 80% of
Production Guidance Mid-Point
70% Protected
(1)

PXP
PXP Strategy Detail
Financially Conservative
•
$1.34 billion available under revolver
•
+$450 million in cash
(1)
Operationally Aggressive
•
Begin development of Diatomite, Non-Diatomite and Miocene
projects to maintain oil production volumes
•
Develop our existing properties with exposure to the Granite
Wash in the Texas Panhandle
•
Accelerate Haynesville development to increase natural gas
production
•
Execute high potential exploration to build future development portfolio
(1) As of 6/30/09 the cash balance is $455.8 million.

PXP
Capital Allocation
2009
$1.4 billion
2010E
Targeting $1billion
10%
25%
65%
Development Development-Haynesville
Operational
Capital Program
Excludes acquisition capital.
Development capital includes exploitation, capitalized interest and G&A costs.
2008 Capital Program does not include the initial $1.65 billion paid for Haynesville acreage.
Exploration
36
Rigs Avg.
Development capital includes exploitation, real estate, capitalized interest and G&A costs.
28
Rigs Avg.
22%
41%
14%
6%
3%
19%
17%
37%
37%

Doubling Growth Rate to 10% in 2010
Targeting +10% CAGR beyond
MBOED

PXP
0
20
40
60
80
100
120
2008 2009e 2010e
Production Target Growth
1 H-Ville
7
H-Ville
18
H-Ville
76
MBOED
(1)
80
MBOED
(2)
88
MBOED
(2)
(1) Pro forma for 2008 asset divestitures.
(2) 2009e and 2010e production represents guidance mid-point.

PXP
0
100
200
300
400
500
600
2008 2009 2010 2011
Proved Reserves Target Growth
$55.00 & $5.50 Flat NYMEX Pricing
292
351 (1)
421 (1)
500 (1)
277
15 H-Ville
54
H-Ville
297
104
H-Ville
317
162
H-Ville
338
Total Adds
100
Total Adds
88
(1) Illustrates estimated reserves using NYMEX pricing and recent historical average differentials of 15%.
Total Adds
110

PXP
Haynesville JV Amendment
Transaction Summary
•
PXP eliminates “Carry” by paying $1.1Bln, an
approximate 12% reduction in the estimated $1.25Bln
remaining obligation as of 9/30/09.
•
Beginning 10/1/09, PXP pays 20% of Well Cost for 20%
working interest on all wells going forward
•
PXP retains the option to participate in leasehold
acquisitions within the JV area of mutual interest
•
CHK agrees to drill 150 wells per year for each of the next
3 years to total over 600 wells by the end of 2012

PXP
•
Accelerate both near term and long term production
growth profile, doubling to 8-10% in 2010 and +10% in
2011 forward, through use of higher discretionary capital
on existing asset base
•
Over the next 3 years this transaction reduces PXP’s
future capex commitment in H'Ville JV by $1.25Bln so
future corporate capex more in line with expected cash
flows
•
More flexibility in 2010 capex program with only 55% of
$1Bln target committed with remaining 45% discretionary
to adjust to corporate cash flow
•
Conversion of short term cash spend to long term
financing
•
Reduce negative carry on current cash balances
Haynesville JV Amendment
Transaction Benefits

TEXAS
LOUISIANA
Jefferson
MARION
Uncertain
HARRISON
Marshall
Hallsville
Tatum
Carthage
PANOLA
Center
SHELBY
Huxley
Nacogdoches
CADDO
BOSSIER
Bossier City
Shreveport
WEBSTER
Minden
CLAIBORNE
BIENVILLE
DE SOTO
Mansfield
RED RIVER
NATCHITOCHES
Natchitoches
SABINE
Location Map
N
W
E
S

PXP
Haynesville Shale
Drilling Map
Legend
PRODUCING
WAITING ON
COMPLETION
2009 DRILLS
ACTIVE DRILLING
Projection: NAD 1927 LA North
Louisiana\Prospect\Hanyesville\Graphic\PPt\Haynesville_Relief_Drilling_No_AMI

Well Count
MMcf/d
Sep-08
Oct-08
Nov-08
Dec-08
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09

15 PXP PXP Net Gas Production & Gross Well Count 0 50 100 150 200 250 0 15 30 45 60 75 Haynesville Shale Planned Ramping of Production Well count Net MMcf/d

PXP
0
300
600
900
1,200
1,500
2009 2010 2011 2012 2013 2014
0
50
100
150
200
250
Haynesville Economics
$1.37 Mcfe or $8.24/BOE
(2)
January 1, 2010 Project Cost Forward F&D:
(1) Assumes D&C costs for first 4 years = $7.5 MM per well, after 4 years = $6 MM per well.
(2) Assumes flat NYMEX natural gas pricing of $5.50 per MMBTU.
6.5 Bcfe Est. Median Gross EUR per Well:
$7.5 MM
(1)
Est. Median Gross Well Cost:
6.8 Tcfe
Est. Net Resource Potential:
1,400 Potential Net Locations:
113,000
Net Acreage:
20% WI/15% NRI PXP Interest:
MMcf/d
$631
MM
$716
MM
$827
MM
$460
MM
$302
MM
$253
MM
PXP Projected Net Production
$302
MM
$276
MM
$566
MM
$240
MM
Avg. Yearly Producing Wells H'Ville CAPEX W/ Carry H'Ville CAPEX Avg. Yearly Production

PXP
Texas/Louisiana
Haynesville Shale
• 113,000 net acres
• 1,400 potential net locations
• 30 rigs operating
• Current production +40 MMcfe/d net
Texas Panhandle
• 444,000 gross acres
• 715 square miles 3D
seismic
• Horizontal Granite
Wash potential
• Current Production
+30 MMcfe/d net
South Texas
• 94,000 gross acres
• 321 square miles 3D seismic
• Current production +50 MMcfe/d net
Big Mac
• 39,000 gross acres
• 275 square miles
3D seismic
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
South Texas
South Texas
Haynesville
Panhandle
Big Mac
Big Mac
Flatrock
• 56,000 gross acres offshore Louisiana
• 215 square miles 3D seismic
• 6 successful wells drilled
• Current production +65 MMcfe/d net

306
60
Canadian
60
HEMPHILL
Marvin Lake
TEXAS
OKLAHOMA
47
ROGER MILLS
283
152
Wheeler
WHEELER
Wheeler
BECKHAM
6
Elk City
83
Sayre
Shamrock
Erick
COLLINGSWORTH

Location Map
TEXAS
OKLAHOMA

PXP
Granite Wash Horizontal Project
Granite Wash / Atoka Wash Horizontal Productive Trend
Granite Wash/Atoka Wash  Horizontal Productive Trend
Projection: NAD 1927 OK  North
PXP LEASES
Horizontal Well
Drilled
Legend
NW. Mendota Area
Buffalo
Wallow Area
Stiles Ranch/ Britt
Ranch Area
Grimes Area
July-2009
Newfield Thomas 5-5H
Commenced Production
20 MMcfd
July-2009
Newfield Williams 33-7H
Commenced Production
21 MMcfd / 570 BCPD
April-2009
Forest Oil Zybach 5-7H
Completed 4/30/09
IP: 17.0 MMcfd
Dec-2008
Newfield McCoy 27-7H
Commenced Production
25 MMcfd / 1,900 BCPD
•
PXP acreage position
–
Wheeler 5,650 net acres
–
Marvin Lake 14,000 net
acres
•
Multiple zone gas charged
sand deposits
•
Identified a minimum of 29
horizontal well locations on
Wheeler acreage
•
Expect to spud horizontal
test 1Q 2010
March-2009
Newfield McCoy 27-8H
Commenced Production
21 MMcfd / 1,230 BCPD
June-2009
Newfield McCoy 27-10H
Commenced Production
12 MMcfd / 280 BCPD
June 2009
Chesapeake
Stiles Ranch 23-11H
6.6 MMcfeD
April-2009
Newfield D Britt 4-3H
Commenced Production
21 MMcfd

PXP
California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
174 MMBOE Net Proved
Reserves
•
275 MMBOE Net  Reserve
Potential
•
69% Proved Developed
•
Capex ~ $84 MM est.
•
10 yr R/P
•
2,500+ future well locations
•
Price differentials protected by
contract
•
Projecting 15% - 20% reduction in
LOE for 2009
•
Evaluating exposure to OXY's
recently announced Kern County
discovery
• Continue to pursue T-Ridge project

San Luis Obispo
San Luis Obispo
Santa Maria
Santa Barbara
Goleta

PXP
Projection: NAD 1927 CAL VII
Location Map
San Joaquin Valley
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Midway Sunset
Cymric
South Belridge
McKittrick
Legend
PXP LEASES
Diatomite/Non-Diatomite
• Steam recovery
•
Development Resource
~ 165 MMBOE
• Diatomite ~ 62 MMBOE
• Non-Diatomite ~ 103
MMBOE
Diatomite/Non-Diatomite
Onshore California – Bakersfield
Arroyo Grande
Santa Maria Basin
Bakersfield

PXP
Miocene Sands
Onshore California - LA Basin
Location Map
LA Basin
Projection: NAD 1927 CAL VII
Legend
PXP LEASES
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Miocene/Pliocene Sands
• Waterflood recovery
•
Development Resource
~ 112 MMBOE
Los Angeles
Montebello
Inglewood
Urban Area
Las Cienegas

PXP
Gulf of Mexico Exploration
Success Continues
New Orleans
Discoveries
S. Timbalier 168
Friesian
Friesian # 2
2009 Drilling
Friesian Deep
Davy Jones
Rickenbacker
Northwood
Flatrock Field
Blueberry Hill

PXP
Gulf of Mexico – MMR Joint Venture
JB Mountain
Davy Jones Prospect
Miocene/Pre Miocene (2009)
Drilling
31% WI / 24% NRI
Flatrock Field
Miocene
Producing 267
MMcfd, 5300 bopd
Net:      11200 boepd
30% WI / 22% NRI
Blueberry Hill
Miocene (2009)
Drilling
48% WI / 33% NRI

PXP
Friesian Project
Green Canyon Area, GOM
Tahiti
Reserve Potential
approx. 300 MMBOE
PXP - 50% W.I.
Est. Reserves 500 MMBOE
Est. Prod. 135 MBOEPD
Miocene
Type Log
29,000’
Friesian
Friesian 1
Friesian 2

PXP
Friesian Project
Green Canyon Area, GOM
32,500’
29,000’
Net Reserve Potential 40-150 MMBOE
Miocene
Type Log
Miocene
Tahiti
389 net feet of oil pay
Recently added 89' high quality
deeper oil pay. Successfully
sidetracked and set liner to drill
ahead to M-18 and M-21 sands.
Oligocene
Friesian

PXP
Lower Tertiary (LT) Wilcox Inboard Boundary
Stones Stones
Chinook Chinook
Cascade Cascade
St. Malo St. Malo
Jack Jack
Julia Julia
Tucker Tucker
Kaskida Kaskida
Buckskin Buckskin
Great White et al Great White et al
Industry L. Tertiary Discoveries/Fields
Prospects
Big Foot Big Foot
Shenandoah Shenandoah
Northwood Northwood
Rickenbacker Rickenbacker
Lower Tertiary Wilcox Trend
Deepwater GOM (Paleogene)

BP Exploration
KC 292 OCS-G 25796 #1 BP2

Upper Wilcox
Lower Wilcox
OWC

SALT

27 PXP Northwood Prospect Wilcox Sand Structure EOCENE / WILCOX OWC -31,765 Net Reserve Potential +100 MMBOE Northwood Prospect

BP Exploration
KC 292 OCS-G 25796 #1 BP2
EOCENE / WILCOX
Upper Wilcox
Map Horizon
Lower Wilcox
OWC
OWC -31,765

SALT
Mini-basin
SALT

28 PXP Rickenbacker Prospect Top Paleocene / Lower Wilcox Net Reserve Potential +100 MMBOE Rickenbacker Prospect

Stacked Clastic Proposed
PSTM Crossline
Inline:
Crossline:
3700.0 2590.0
3500.0 2590.0
3300.0 2590.0
3100.0 2590.0
2900.0 2590.0
2700.0 2590.0
2500.0 2590.0
2300.0 2590.0
2100.0 2590.0
X:676523.38, Y:1419150.00 Meters, Inline:3766.0, Crossline:2590.0, T:1.790, PSTM Crossline:-0.693, Panel 1, 25x25m

29 PXP #2 #1 Coastal Sands Oil Zone Purple Tiger Prospect Offshore Central Vietnam

PXP
Exploration Summary
Drilling +50 MMBOE Davy Jones
+450 MMBOE
3Q09 Spud +100 MMBOE Purple Tiger
3Q09 Spud +100 MMBOE Rickenbacker
Drilling +100 MMBOE Northwood
Drilling +100 MMBOE Friesian
Status
Net
Potential

PXP
2.0+ Billion BOE Resource Potential
Potential Reserves
950 MMBOE
275 MMBOE
100 MMBOE
85 MMBOE
10 MMBOE
~1.4 Billion BOE
Development Resource Potential
Region
Haynesville
California
Panhandle/S. TX
Gulf of Mexico
Rockies
~650 Million BOE
Exploration Resource Potential
Potential Reserves
550 MMBOE
100 MMBOE
Region
Gulf of Mexico
Vietnam

PXP
PXP Targets Over Next 5 Years
•
Double reserves of Company resulting in +20%
average per year reserve growth from existing
asset portfolio
•
Grow production 50% over the next 5 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain conservative balance sheet with active
hedging program

33 PXP Addendum

PXP
Continued Commodity Price Protection
Financial Settlement Derivatives
Henry
Hub
$0.346
per MMBtu
$10.00 Floor by
$20.00 Ceiling
150,000
MMBtu
Collars July – Dec 2009
WTI $3.38
per Bbl
$55.00
Strike Price
32,500 Bbls Put Options July – Dec 2009
$0.034
per MMBtu
$5.00
per Bbl
AVERAGE
DEFERRED
PREMIUM
INDEX
AVERAGE
PRICE
DAILY
VOLUME
INSTRUMENT
TYPE
PERIOD
Crude Derivatives
Natural Gas Derivatives
Henry
Hub
$6.12 - $4.64
Floor by
$8.00 Ceiling
85,000
MMBtu
Three-way
Collars
(2)
Jan – Dec 2010
WTI $55.00
Strike Price
40,000 Bbls Put  Options
(1)
Jan – Dec 2010
(1) An upfront payment of $3.86 per barrel was paid upon entering into these derivative contracts.
(2) PXP receives difference between floor of $6.12 less NYMEX up to a maximum of $1.48 per MMBtu. PXP pays if NYMEX >$8.00 ceiling.

PXP
87.3 87.3 Legal Settlement Recovery
(6.0) (1.5) Other Operating Expenses
$       0.43 $       0.37 Earnings Per Share - diluted
$       48.8 $       43.6 Net Income
(1)(2)
$       56.1 $       21.3 Income Before Income Tax
$     106.4 $     126.7 Income From Operations
(186.0) (94.4) DD&A & Accretion Expense
(74.6) (37.6) General & Administrative Expenses
(221.5) (105.8) Production Costs
$    507.2 $    278.7 Revenues
6 mo.
ended
6/30/09
3 mo.
ended
6/30/09
(Millions)
Income Statement Summary
(1) Includes an after-tax loss on mark-to-market derivative contracts of approximately $56.1 million for the three months ended June 30, 2009 and $1.0 million for the six months ended June 30, 2009.
(2) Includes a beneficial income tax effect of $24 million from a change in the balance of unrecognized tax benefits.

August 2009 2Q 2009 Presentation